EXHIBIT 10.3.1.

                   AMENDMENT TO AMENDED AND RESTATED
                            LOAN AGREEMENT


     AMENDMENT, dated as of July 10, 1996 (the "Amendment"), to the Amended and Restated Loan Agreement, dated as of March 27, 1996 (the "Loan Agreement"), between DVL, Inc., a Delaware corporation ("Borrower"), and NPM Capital LLC, a Delaware limited liability company ("Lender").

                         W I T N E S S E T H:
                         - - - - - - - - - -

     WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. The following provisions of the Loan Agreement shall be, and hereby are, amended by deleting references to "September 1, 1996" where such references appears therein and substituting therefor, in each such case, the date "September 30, 1996":

         "Lender Default" (Article 1);
         Section 3.5;
         Section 3.6; and
         Section 3.8.

   2. Exhibit F-1 of the Loan Agreement, "Amended Articles of Incorporation," shall be, and hereby is, amended by and to the extent set forth in Exhibit F-1A annexed hereto.

    3. Exhibit G of the Loan Agreement, "Amendment to Limited Partner Settlement Agreement," shall be, and hereby is, amended by deleting the existing Exhibit G thereto and substituting therefor the Exhibit G annexed hereto.

    4. Revised Schedules 4.24, 4.25 and 4.27 to the Loan Agreement were provided by the Borrower to the Lender, in form and substance satisfactory to the Lender, and, solely for the convenience of the parties, are annexed hereto and made a part hereof.


    5. Except as expressly amended and modified hereby, the Loan Agreement is hereby reaffirmed and remains in full force and effect. This Amendment may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflict of laws rules thereof.






     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives as of the date first above written.

                                      DVL, INC.


                                      By: /s/ Robert W. LoSchiavo
                                          --------------------------
                                          Name:  Robert W. LoSchiavo
                                          Title: Vice President


                                      NPM CAPITAL LLC


                                      By: /s/ Lawrence J. Cohen
                                          --------------------------
                                          Name: Lawrence J. Cohen
                                          Title: Managing Member








































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